Exhibit 99.1
JEFFERIES 6TH ANNUAL GLOBAL INDUSTRIAL AND A&D CONFERENCE August 12, 2010

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: price volatility and demand, particularly in higher margin products; geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal and power market conditions; coal mining laws and regulations; the availability and costs of competing energy resources; legislative and regulatory developments; risks associated with environmental laws and compliance; developments in greenhouse gas emission regulation and treatment; labor availability and relations; the outcome of pending or future litigation; changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; changes in contribution requirements to multi-employer retiree healthcare and pension funds; reductions of purchases or deferral of shipments by major customers; availability and costs of credit; customer performance and credit risks; inflationary trends; worldwide economic and political conditions; downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the Company's ability to replace coal reserves; the outcome of commercial negotiations involving sales contracts or other transactions; our ability to respond to changing customer preferences; failure to comply with debt covenants; the effects of mergers, acquisitions and divestitures; and weather patterns affecting energy demand. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K and Form 10-Q reports. Patriot Coal Statement on Forward-Looking Information

Investment Highlights Multiple basins, multiple mining operations, multiple shipping options Leading producer of metallurgical coal More than 1.8 billion tons of proven and probable reserves Project pipeline to boost production rapidly and capitalize on opportunities Successful history of strategic acquisitions Management experience in all world markets 2010 recapitalization More than $450 million in liquidity Strong Mine Portfolio Acquisition Strategy Solid Financial Position Organic Growth Opportunities

Comprehensive review of mine properties in response to markets Operational improvements Continued development of key new mines Strengthened balance sheet & liquidity The Path to Increased Shareholder Value Enhancing long-term shareholder value Flexibility to selectively increase production Increased met shipments Continued focus on operations and cost control Completed recapitalization & expanded credit facility 2010 Building Strength Ability to increase met shipments to over 9.0 million tons Resumption of organic growth plans Resumption of acquisition strategy Charting the Future 2009 Navigating Change

Product Diversification 1st Qtr 3rd Qtr 4th Qtr East 0.714 0.815 0.433 0.65 West 0.286 0.185 0.223 0.35 North 0 0.127 0.217 APP CAPP thermal NAPP ILB ILB Underground Surface YTD June 2010 Tons Sold 15.7 Million Tons Mining Method 67% Reserves 1.8 Billion Tons Diverse locations, products & mining methods Significant met coal exports YTD June 2010 Met Shipments Domestic Export Met

Production in Three Coal Basins IL OH KY MO Northern Appalachia Federal Central Appalachia Big Mountain Logan County Blue Creek Paint Creek Campbell's Creek Panther Corridor G Rocklick Kanawha Eagle Wells Illinois Basin Bluegrass Dodge Hill Highland Baltimore Newport News Norfolk New Orleans WV Multiple quality & transportation options

Safety Performance Over 40% improvement in reported incidence rates in the past 5 years Key components of safety success include: State-of-the-art training facility Mine emergency response drills Champion mine rescue teams 2006 2007 2008 2009 YTD June 2010 Patriot Surface 1.46 1.5 1.89 1.66 1.63 Industry Surface 2.41 2.23 2.11 2.09 1.85 Patriot Underground 6.33 5.14 5.07 4.97 4.49 Industry Underground 7.27 6.93 6.57 5.9 4.91 Safety Incidence Rates (per 200,000 man-hours)

Global BFI Production Led by China, BFI production rebounding

Robust Chinese Met Imports Chinese met coal imports rose significantly in 2009 2010 imports expected to be consistent with 2009

Domestic Steel Capacity Utilization Domestic steel mill utilization stabilizing at 70-75 percent

Met Coal Expansion Sharp increase in met sales Tons (millions) guidance range

Increasing Met Position 3Q2008 4Q2008 1Q2009 2Q2009 3Q2009 4Q2009 1Q2010 2Q2010 East 0.19 0.27 0.21 0.15 0.24 0.27 0.39 Steadily increasing met contribution Met as a Percentage of Patriot's Appalachia Volume Doubled compared to a year ago

Higher Degree Days Lead to More Coal Burn Eastern U.S. degree days 40% above normal in May - July

Declining CAPP Utility Coal Inventory CAPP Inventory level is back within 5-year range

Price Sensitivity 5 10 15 20 Thermal 106 212.5 319 425 Met 34 68 102 136 EBITDA Impact * Increase in Price per Ton Higher prices have a dramatic impact on EBITDA * Assumes 25 million tons thermal, 8 million tons met, 15% taxes/royalties Thermal Met

Key Financial Metrics Appalachia EBITDA per ton EBITDA (in millions) Significant progress in key financial metrics 63% increase 15% improvement 150% increase Appalachia Revenue per ton 11% increase

2010 Recapitalization Established a $125 million receivables securitization program Amended & restated credit facility - $427.5 million capacity with maturity of December 2013 Issued $250 million Senior Notes due in 2018 Increased liquidity to more than $450 million

How We Will Grow - Longer-Term Response Organic Growth Strategic Acquisitions Market-Driven Response Development of extensive reserves Project pipeline to boost production rapidly and capitalize on opportunities Contiguous or other strategic operations & reserves Joint ventures to expand with minimal capital outlays Further diversify into other basins Customer requirements Economic conditions Global & U.S. energy policies Our vision is to be a premier coal supplier

Relative Valuations Value (in Millions) Annual Production (in Millions) Reserves (in Millions) Value per ton of Production Value per ton of Reserves Trinity Coal $600 9 200 $66.67 $3.00 Cumberland Resources 960 7.8 416 123.08 2.31 INR 757 2.4 119 315.42 6.36 Patriot Coal* 1,131 33 1,840 34.27 0.61 Patriot is currently valued at a significant discount to recent M&A transactions * Represents recent market capitalization

JEFFERIES 6TH ANNUAL GLOBAL INDUSTRIAL AND A&D CONFERENCE August 12, 2010 Contact: Janine Orf Director, Investor Relations 314.275.3680 jorf@patriotcoal.com

2007 2008 2009 YTD June 2009 YTD June 2010 EBITDA $0.4 $44.2 $110.7 $52.8 $85.8 Depreciation, Depletion & Amortization (85.6) (125.4) (205.3) (105.3) (100.0) Sales Contract Accretion, net - 249.5 298.6 138.5 59.0 Reclamation & Remediation Obligation Expense (20.2) (19.2) (35.1) (14.1) (21.8) Restructuring & Impairment Charge - - (20.2) - (14.8) Interest Expense (8.3) (23.6) (38.1) (17.7) (23.8) Interest Income 11.5 17.2 16.6 9.3 6.7 Noncontrolling Interest (4.7) - - - - Income tax provision - - - - (0.4) Net Income (Loss) $(106.9) $142.7 $127.2 $63.5 $(9.3) Reconciliation of EBITDA to Net Income ($ in Millions)